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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 28, 2000, included in this Form 10-K for the year ended December 31, 1999, into the U S Liquids Inc. previously filed Form S-3 Registration Statement File No. 333-34875, Form S-4 Registration Statement File No. 333-75287, and Forms S-8
Registration Statement File Nos. 333-34689 and 333-93129.





ARTHUR ANDERSEN LLP



Houston, Texas
March 29, 1999